Evolve GUÍA DEL PLAN DE COMPENSACIÓN PARA CONSULTORES INDEPENDIENTES DE LIFEVANTAGE MÉXICO En vigor a partir del 1 de noviembre de 2024

Bienvenido 2

activatedLa vida es complicada, desordenada y hermosa. La vida pasa rápido y quieres vivirla al máximo. Pero las responsabilidades cotidianas, los miedos o las restricciones pueden frenarte. Mereces liberarte. Mereces ser tu mejor yo y vivir una vida sana y feliz en tus propios términos. LifeVantage está aquí para ayudarte. Nuestros productos están diseñados específicamente para activar la capacidad de tu cuerpo de crear una vigorosa salud, empezando a nivel celular. Y cuando te ves y te sientes lo mejor posible, querrás ayudar a los demás a hacer lo mismo. LifeVantage activa el bienestar financiero con la oportunidad de hacer crecer un negocio que puede cambiar para mejor la vida de las personas. Ahí es donde Evolve crea posibilidades. Evolve es un plan de compensación que te permite trabajar a tiempo parcial o completo. * Tanto si buscas simplemente compartir productos que cambian la vida o si quieres trabajar y crecer como mentor y líder profesional, ser Consultor Independiente de LifeVantage® te supondrá un reto positivo y te recompensará. a life ES HORA DE VIVIR CON PROPÓSITO. ES HORA DE INSPIRAR. ES HORA DE VIVIR ACTIVADO. *LifeVantage no garantiza el éxito económico de ningún Consultor. Tu éxito depende de tu habilidad, fortaleza y dedicación, y de tu capacidad para llevar a otros a conseguir emular estas cualidades. Nada de lo contenido en esta guía garantiza que vayas a tener éxito económico. LifeVantage no garantiza ningún ingreso ni éxito en el Rango. 3

# Índice de contenidos

| | |
|---|---|
| **BIENVENIDO** | 2 |
| **TÉRMINOS CLAVE** | 4-5 |
| **EL CAMINO DEL CONSULTOR** | 6-7 |
| **COMPARTIR** | |
| Precios de los productos | 8 |
| Ganancia de las ventas a clientes | 9 |
| Bono de Ventas Personales | 11 |
| Bonificación por Compartir | 12 |
| **BONOS DE LANZAMIENTO** | |
| Doble Bonificación por Compartir | 14 |
| Bono de Avance de Rango SC1 | 15 |
| **CREAR Y CRECER** | |
| Comisiones por Nivel | 16-17 |
| **LIDERAR** | |
| Bono de Igualación (de Liderazgo) | 18-19 |
| Fondo de Bonos de Liderazgo | 20 |
| **NOTIFICACIONES** | 21 |

# Términos Clave

**ACTIVO**

Se te considera Consultor Activo cuando tu cuenta está En Regla y has cumplido el requisito de 150 de Volumen de Ventas en ese mes, con al menos 40 untos de compra personal.

**VOLUMEN COMISIONABLE (CV)**

El Volumen Comisionable es la medida sobre la que se pagan la mayoría de los bonos y comisiones. Cuando ganas un porcentaje de volumen, ganas un porcentaje del CV de un producto. El valor numérico del CV se obtiene normalmente multiplicando el Volumen de Ventas por el Índice PEG, salvo en los casos en que el CV se haya descontado por cualquier motivo.

**COMPRESIÓN**

Un proceso por el que el CV de las Comisiones por Nivel salta a los Consultores inactivos y pasa al siguiente Consultor Activo.

**VOLUMEN DE VENTAS DE CLIENTES (CSV)**

El Volumen de Ventas procedente de los pedidos de tus Clientes inscritos personalmente.

**LÍNEA DESCENDENTE**

Todos los Consultores patrocinados en tu genealogía se consideran parte de tu línea descendente.

**PATROCINADOR**

El Consultor LifeVantage que inscribe a un nuevo Cliente o Consultor. También conocido como Patrocinador de la Inscripción.

**ÁRBOL DE INSCRIPCIÓN**

La línea de Consultores enlazados consecutivamente a través de la inscripción de Consultores y no por colocación. El Árbol de Inscripciones no incluye ningún Patrocinador de Colocación.

**GENERACIÓN**

Los Consultores de tu Árbol de Inscripciones con el rango pagado de Consultor Líder 1 o superior son tus Generaciones. Una Generación 1 es el primer Consultor de cualquier línea descendente con un rango pagado de Consultor Líder 1 o superior. Una Generación 2 es el siguiente Consultor de esa línea con un Rango Pagado de Consultor Líder 1 o superior, y así sucesivamente.

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EN REGLA En Regla significa que cumples el Acuerdo de Consultor, incluido el pago de las cuotas de renovación aplicables. VOLUMEN DE VENTAS DEL GRUPO (GSV) El Volumen de Ventas del Grupo es el Volumen de Ventas total tuyo y de todos los Clientes y Consultores de todo tu equipo. PERIODO DE LANZAMIENTO El mes en que te inscribes y los 3 meses calendario siguientes completos. PIERNA Una pierna comienza con un Consultor de Nivel 1 e incluye a todos los Consultores por debajo de él/ella. NIVEL El lugar que ocupa un Consultor en tu línea descendente en relación contigo. Todos los Consultores situados directamente debajo de ti en tu Árbol de Colocación son tu Nivel 1. Los Consultores situados directamente debajo de tus Consultores de Nivel 1 son tus Consultores de Nivel 2, y así sucesivamente. REGLA DEL VOLUMEN MÁXIMO (MVR) La cantidad máxima de GSV de cualquier línea o de tu propio Volumen de Ventas Personal y Volumen de Ventas de Clientes que puede contar para tu calificación mensual de Rango. PAGADO COMO RANGO Tu Pagado como Rango es el rango al que puedes optar cada mes. Tu Pagado como Rango determina muchos de tus bonos. Tu Pagado como Rango puede ser igual o inferior a tu Rango de Reconocimiento en función de tus calificaciones mensuales. ÍNDICE PEG El factor de conversión de moneda extranjera utilizado por LifeVantage para calcular los pagos a los Consultores. La utilización de un índice PEG permite a LifeVantage normalizar los pagos a los Consultores. El Índice PEG se revisa periódicamente y se fija en función de los tipos de cambio recientes. VOLUMEN DE VENTAS PERSONALES (PSV) El Volumen de Ventas procedente de tu cuenta personal. PATROCINADOR DE COLOCACIÓN Si colocas a un nuevo Consultor directamente debajo de ti en tu línea descendente, tú eres el Patrocinador de la Inscripción y el Patrocinador de Colocación. Sin embargo, si colocas a un nuevo Consultor debajo de un Consultor de línea descendente en el Árbol de Colocación, ese Consultor de línea descendente se convierte en el Patrocinador de Colocación de tu nuevo inscrito. ÁRBOL DE COLOCACIÓN Si se trata de un nuevo Consultor Inscrito, puedes colocarlo directamente debajo de ti en tu línea descendente o debajo de la posición de cualquier otro Consultor de tu línea descendente. Esto se considera tu Árbol de Colocación, también conocido como tu línea descendente o equipo. VOLUMEN DE VENTAS CALIFICADO (QSV) El Volumen de Ventas que cuenta para tu calificación mensual de Rango. ASCENSO DE RANGO Cuando cumplas los requisitos para que se te pague un Rango superior a tu Rango de Reconocimiento actual, "avanzarás" a ese Rango superior y tu Rango de Reconocimiento se actualizará para reflejar ese nuevo hito. RANGO DE RECONOCIMIENTO Tu Rango de Reconocimiento es el Rango más alto que has alcanzado a lo largo del Camino del Consultor. Tu Rango de Reconocimiento está sujeto a reclasificación una vez al año en función de los requisitos de mantenimiento de dicho rango. VOLUMEN DE VENTAS (SV) El valor numérico atribuido por LifeVantage a cada producto comisionable vendido y/o comprado. REQUISITO DE VOLUMEN DE VENTAS (SVR) La acumulación del Volumen de Ventas de tus Clientes y de tus propias compras para cumplir tu requisito mensual de Rango de Pago. LÍNEA ASCENDENTE Todos los Consultores que estén por encima de ti en tu Árbol de Inscripción y/o Colocación. 5

Evolve. Compartir. Construir y Crecer. Liderar. Tu camino como Consultor Independiente de LifeVantage puede llevarte a un mundo de posibilidades. Empieza por compartir los productos LifeVantage que te encantan con los Clientes para ayudarles a activar el bienestar y mejorar tu salud. Cuanto más compartas, más crecerás al encontrar a otros que quieran unirse a ti en el camino con un negocio propio. A medida que progreses en el Camino del Consultor, tu atención pasará a centrarse en crear y dirigir Consultores en tu equipo que estén preparados para pasar a la siguiente etapa de éxito. En cada etapa harás evolucionar tus ganancias, a ti mismo y a tu vida. CÓMO FUNCIONA Debes cumplir ciertos requisitos de volumen para permanecer Activo y ganar bonos y comisiones. Estos requisitos cambiarán, junto con los bonos y comisiones a los que puedes optar, a medida que avances en el camino y consigas avances de Rango. A medida que alcances las calificaciones para un Rango específico, se te reconocerá con tu "Rango de Reconocimiento" en ese nivel mientras permanezcas Activo. Sin embargo, tu "Pagado como Rango" fluctuará con tus calificaciones de mes a mes. 6

COMPARTIR ¡La gente dice que nuestros productos son demasiado buenos para no compartirlos! En las primeras etapas de tu negocio, empieza haciendo hincapié en compartir nuestros productos de bienestar vendiendo a los Clientes. Estas ventas son la forma más rápida de construir tu negocio y obtener beneficios rápidamente. CREAR Y CRECER Cuando llegues a Consultor Senior 1, deberías empezar a dedicar más tiempo a buscar nuevas personas para añadir a tu equipo de ventas. Equilibra tus esfuerzos entre la venta y el patrocinio, que es vital para tu crecimiento continuo. Cuanto más crezca tu equipo de ventas, más tiempo dedicarás a construir tu negocio y a ayudar a tus Consultores a alcanzar sus propios objetivos. C O N S U LT O R C O N S U LT O R 1 C O N S U LT O R 2 C O N S U LT O R 3 C O N S U LT O R S EN IO R 1 C O N S U LT O R S EN IO R 2 C O N S U LT O R S EN IO R 3 C O N S U LT O R LÍ D ER 1 C O N S U LT O R LÍ D ER 2 C O N S U LT O R LÍ D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 REQUISITO DE COMPRA PERSONAL 40 40 40 40 40 40 40 40 40 40 40 40 40 40 REQUISITO DE VOLUMEN DE VENTAS 150 200 250 300 300 300 300 300 300 300 300 300 300 300 VOLUMEN DE VENTAS DEL GRUPO 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1,000,000 REGLA DEL VOLUMEN MÁXIMO 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 LIDERAR El liderazgo es más que el Rango que aparece junto a tu nombre. Enseña con el ejemplo a crear un negocio LifeVantage exitoso. Reconoce, anima y edifica a los miembros de tu equipo, ¡y juntos podrán disfrutar de las recompensas de su éxito compartido! El Camino del Consultor Evolve está especialmente diseñado para ayudar a los Consultores de LifeVantage a desarrollar la confianza, la comunidad y el liderazgo. Cada avance de Rango ofrece la oportunidad de celebrarlo con mayores posibilidades de ganar dinero. 7

# Precios de los productos

**CADA PRODUCTO DE LIFEVANTAGE TIENE 3 PRECIOS.**

**01. VENTA ÚNICA**

El precio anunciado al Cliente para todos los productos, tanto si se compran en línea como si te los compra directamente a ti.

**02. SUSCRIPCIÓN**

El precio de suscripción tiene un descuento sobre el precio de venta al público de una sola vez. Los productos adquiridos por los Clientes en Suscripción tienen derecho al descuento.

**03. CONSULTOR**

El precio de Consultor es inferior al precio de Venta Única y al precio de Suscripción, independientemente del tipo de pedido, y representa el precio más bajo disponible.

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# Compartir.

Compartir tu entusiasmo por LifeVantage y vender productos a los clientes es la esencia de ser un Consultor. Además del Beneficio de las Ventas a Cliente, puedes ganar sobre el total de ventas mensuales de productos con el Bono por Ventas Personales.

## Ganancia de las ventas a clientes

El Beneficio de las Ventas a Cliente te permite ganar comisiones por cada pedido. Funciona así: Cuando tus Clientes piden productos LifeVantage, ganas la diferencia entre el precio que pagó tu Cliente y el precio de Consultor.

**EN LA PRÁCTICA**

En estos ejemplos, dos Clientes piden el mismo conjunto de productos. El Cliente de la izquierda adquiere los productos al precio total de venta al por menor por una sola vez, sin IVA, de MX$2,000. El precio de Consultor sin IVA para ese pedido es de MX$1,600. Así, obtienes una Ganancia de las Ventas a Clientes de MX$400. El Cliente de la derecha pide los mismos productos en un pedido de Suscripción por el precio de Suscripción sin IVA de MX$1,800. El precio de Consultor sin IVA para ese pedido es de MX$1,600. Así, obtienes una Beneficio de las Ventas a Cliente de MX$200.

| VENTA AL POR MENOR | SUB |
|---|---|
| **PRECIO DE COMPRA MX$2,000** | **PRECIO DE COMPRA MX$1,800** |
| Menos | Menos |
| **PRECIO DE CONSULTOR MX$1,600** | **PRECIO DE CONSULTOR MX$1,600** |
| **BENEFICIO DE LAS VENTAS A CLIENTE MX$400** | **BENEFICIO DE LAS VENTAS AL CLIENTE MX$200** |

Debes estar Activo para comisionar este bono

Es importante tener en cuenta que, aunque los precios publicados pueden incluir el Impuesto sobre el Valor Añadido (IVA), todas las bonificaciones y/o comisiones se pagan únicamente sobre los valores sin IVA.

**EL BENEFICIO DE LAS VENTAS AL CLIENTE SE CALCULA DIARIAMENTE.**

*Podrá abonarse 3 días hábiles después de la fecha de cálculo del bono a los Consultores calificados que se encuentren en un mercado elegible y hayan alcanzado el rango de reconocimiento de Consultor Senior 1 o superior. Los Consultores que no reúnan los requisitos para el desembolso diario recibirán el pago de su bono semanalmente.

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# Suscríbete. Ahorra. Consigue recompensas.

¡Los pedidos de suscripción incluyen recompensas para todos los Clientes! Obtén más información sobre el programa de fidelización LifeVantage Rewards Circle en LifeVantage.com.

Los clientes pueden cancelar su Suscripción para salir del programa en cualquier momento.

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# Compartir.

## Bono de Ventas Personales

El Bono de Ventas Personales te recompensa por tus compras y tus ventas personales a Clientes. Cuando tu Volumen de Ventas Personales (PSV) y tu Volumen de Ventas de Clientes (CSV) sumen 500 SV o más en un solo mes, podrás optar a un Bono de Ventas Personales adicional. El Bono se paga sobre un porcentaje del CV.

Cuando tu PSV y CSV alcancen los 500 SV en un solo mes, se te reconocerá con un título especial antes de tu Rango, empezando por Ónix a los 500 SV y cambiando a Esmeralda a los 1000 SV, Zafiro a los 2000 SV y Diamante a los 4000 SV y superiores.

### EN LA PRÁCTICA

Por ejemplo, si tus Clientes piden productos por valor de 2200 SV en el mes, puedes optar al nivel de bonificación del 15%. Este bono se paga sobre el CV, que tiene en cuenta las promociones o descuentos que los Clientes hayan redimido. A título meramente ilustrativo, si el índice PEG teórico para México en el momento en que se calculó este bono fuera de 20, el importe del bono en moneda local se calcularía así:

- SV se multiplica por el índice teórico MX PEG para obtener el CV. El CV luego se multiplica por el porcentaje de bono aplicable.
- 2200 SV X 20 (índice teórico MX PEG) X 15% = MX$6,600.



TÚ
MINORISTA
SUB

**2200 SV**

Tú ganas

**15%** del CV

**MX$6,600**
**BONO DE VENTAS PERSONAL**

Y el título de

**ZAFIRO**

Debes estar Activo para comisionar este bono

**EL BONO DE VENTAS PERSONALES SE CALCULA MENSUALMENTE**

| SV DEL CLIENTE | NIVEL DE BONO | TÍTULO DE RECONOCIMIENTO |
|---|---|---|
| 500 – 999.99 | 5% | ÓNIX |
| 1,000 – 1,999.99 | 10% | ESMERALDA |
| 2,000 – 3,999.99 | 15% | ZAFIRO |
| 4,000+ | 20% | DIAMANTE |

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# Bonificación por Compartir.

## La Bonificación por Compartir te recompensa por vender productos a nuevos Consultores y ayudarles a realizar ventas tempranas a Clientes.

Gana un 10% sobre el Volumen de Ventas Personal y el Volumen de Ventas de Clientes de tu nuevo Consultor inscrito personalmente. Este bono se paga sobre las ventas del mes de inscripción del nuevo Consultor, hasta un máximo de 100 USD por Consultor recién inscrito.[†]

**EN LA PRÁCTICA**

Por ejemplo, si vendes productos por valor de 250 SV a tu nuevo Consultor inscrito personalmente y tu nuevo Consultor inscrito personalmente vende productos por valor de 500 SV a sus Clientes inscritos personalmente en el mes de inscripción de ese nuevo Consultor, tienes derecho a la Bonificación por Compartir del 10% sobre 750 SV. Este bono se paga sobre el CV, que tiene en cuenta el Índice PEG y las promociones o descuentos que se hayan canjeado.

A título meramente ilustrativo, si el índice PEG teórico para México en el momento en que se calculó este bono fuera de 20, el importe del bono en moneda local se calcularía así:

- SV se multiplica por el índice teórico MX PEG para obtener el CV. El CV luego se multiplica por el porcentaje de bono aplicable.
- 750 SV X 20 (índice teórico MX PEG) X 10% = MX$1,500.

TÚ

Vendes a

Consultores Recién Inscritos

C

**250 SV**

Consultores Recién Inscritos

Venden a

Clientes Inscritos Personalmente

C

**500 SV**

En el Mes de Inscripción de los Consultores Recién Inscritos

Tú ganas

**10%** del CV

**MX$1,500**
**BONIFICACIÓN POR COMPARTIR**

Debes estar Activo para comisionar este bono

**LA BONIFICACIÓN POR COMPARTIR SE CALCULA DIARIAMENTE*.**

*Podrá abonarse 3 días hábiles después de la fecha de cálculo del bono a los Consultores calificados que se encuentren en un mercado elegible y hayan alcanzado el rango de reconocimiento de Consultor Senior 1 o superior. Los Consultores que no reúnan los requisitos para el desembolso diario recibirán el pago de su bono semanalmente.

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DOBLE BONIFICACIÓN POR COMPARTIR La Doble Bonificación por Compartir te recompensa por vender productos a nuevos Consultores y ayudarles a realizar ventas tempranas a sus Clientes durante tu Periodo de lanzamiento. Durante tu Periodo de lanzamiento, gana un 10% sobre el Volumen de Ventas Personales y el Volumen de Ventas de Clientes de tu nuevo Consultor inscrito personalmente. Este bono se paga sobre las ventas del mes de inscripción del nuevo Consultor, hasta un máximo de 100 USD por Consultor recién inscrito.† EN LA PRÁCTICA Por ejemplo, si durante tu Periodo de lanzamiento vendes 250 SV de productos a tu nuevo Consultor inscrito personalmente y tu nuevo Consultor inscrito personalmente vende 500 SV de productos Bonos de Lanzamiento a sus Clientes inscritos personalmente en el mes de inscripción de ese nuevo Consultor, tú tienes derecho a la Doble Bonificación por Compartir del 10% sobre 750 SV. Este bono se paga sobre el CV, que tiene en cuenta el Índice PEG y las promociones o descuentos que se hayan canjeado. A título meramente ilustrativo, si el índice PEG teórico para México en el momento en que se calculó este bono fuera de 20, el importe del bono en moneda local se calcularía así: • SV se multiplica por el índice teórico MX PEG para obtener el CV. El CV luego se multiplica por el porcentaje de bono aplicable. • 750 SV X 20 (índice teórico MX PEG) X 10% = MX$1,500. Durante el Periodo de lanzamiento Vendes a Consultores Recién Inscritos Consultores Recién Inscritos Vende a Clientes Inscritos Personalmente En el Mes de Inscripción de los Consultores Recién Inscritos TÚ C 250 SV 500 SV Tú ganas 10% del CV MX$1,500 LA DOBLE BONIFICACIÓN POR COMPARTIR Debes estar Activo para comisionar este bono Estos bonos pueden impulsarte desde el principio. Tu Periodo de lanzamiento comienza el día en que te inscribes como Consultor y continúa durante los 3 meses calendario siguientes. LA DOBLE BONIFICACIÓN POR COMPARTIR, SE CALCULA DIARIAMENTE*. *Podrá abonarse 3 días hábiles después de la fecha de cálculo del bono a los Consultores calificados que se encuentren en un mercado elegible y hayan alcanzado el rango de reconocimiento de Consultor Senior 1 o superior. Los Consultores que no reúnan los requisitos para el desembolso diario recibirán el pago de su bono semanalmente. C 14 †IMPORTE MÁXIMO: La Doble Bonificación por Compartir y Bono de Participación tiene un tope de 100 USD por Consultor recién inscrito. A título meramente ilustrativo, si el índice PEG teórico para México en el momento en que se calculó este bono fuera de 20, el importe máximo de este bono en moneda local se calcularía así: El importe máximo en USD se multiplica por el índice PEG teórico de MX. Por ejemplo, el importe máximo de la Doble Bonificación por Compartir sería de 100 USD X 20 (índice teórico MX PEG) = MX$2,000.

# Bono de Avance de Rango SC1

Cuando alcances el Rango de Consultor Senior 1 por primera vez durante tu Periodo de lanzamiento, ganarás un Bono de Avance de Rango SC1 de MX$3,000. Cálculo basado en 150 USD X 20 (índice teórico MX PEG) = MX$3,000.

TÚ

**TÚ GANAS MX$3,000**

Cuando avances al Rango de

**CONSULTOR SENIOR 1**

durante tu Periodo de lanzamiento

Debes estar Activo para comisionar este bono

**EL BONO DE AVANCE DE RANGO SC1, SE CALCULA MENSUALMENTE**



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Comisiones por Nivel C O N S U LT O R C O N S U LT O R 1 C O N S U LT O R 2 C O N S U LT O R 3 C O N S U LT O R S EN IO R 1 C O N S U LT O R S EN IO R 2 C O N S U LT O R S EN IO R 3 C O N S U LT O R LÍ D ER 1 C O N S U LT O R LÍ D ER 2 C O N S U LT O R LÍ D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L 1 C C1 C2 C3 SC1 SC2 SC3 MC1 MC2 MC3 EC1 EC2 EC3 EC 4 PC1 40 40 40 40 40 40 40 40 40 40 40 40 40 40 150 200 250 300 300 300 300 300 300 300 300 300 300 300 500 1,000 2,000 3,500 6,000 10,000 20,000 40,000 80,000 150,000 300,000 600,000 1’000,000 750 1,500 2,500 4,000 6,000 10,000 20,000 40,000 67,500 135,000 270,000 450,000 NIVEL 1 5% 7% 9% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% 10% NIVEL 2 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% 7% 7% NIVEL 3 3% 5% 6% 7% 7% 7% 7% 7% 7% 7% NIVEL 4 3% 5% 6% 6% 6% 6% 6% 6% 6% NIVEL 5 3% 5% 6% 6% 6% 6% 6% 6% NIVEL 6 3% 4% 5% 5% 5% 5% 5% NIVEL 7 3% 4% 4% 4% 4% 4% 4% NIVEL 8 3% 3% 3% 3% 3% 3% NIVEL 9 3% 3% 3% 3% 3% 3% Ganas Comisiones por Nivel por crear tu equipo y enseñar a los que patrocinas a crear sus propios equipos fuertes. Como Consultor Activo, se te paga un porcentaje de comisiones del CV de las ventas de tu equipo. Tu Rango de Pago determina los porcentajes que ganas y el número de niveles en los que puedes recibir una comisión. CÓMO FUNCIONAN LOS NIVELES Todos los Consultores situados directamente debajo de ti en tu Árbol de Colocación son tu Nivel 1. A los Consultores se les paga el Beneficio de las Ventas al Cliente y el Bono por Ventas Personales por las compras de sus Clientes inscritos personalmente. Los inscritos no tienen derecho a una Comisión por Nivel sobre sus Clientes personales. LAS COMISIONES POR NIVEL SE CALCULAN MENSUALMENTE 16 Crear y Crecer. PPR SVR GSV MVR

# Compresión Activa

Un proceso por el que el CV de las Comisiones por Nivel salta a los Consultores inactivos y pasa al siguiente Consultor Activo.

## EN LA PRÁCTICA

Este ejemplo muestra cómo el volumen podría acumularse en una pierna de tu equipo. Eres un Consultor Senior 3 de nivel 5 por encima del Consultor que ganó el volumen. Empezando por la parte inferior del gráfico, ves cómo la CV fluye hacia arriba y lo que ocurre por debajo y por encima de ti.

**PRESIDENCIAL** — 9 — El PC Activo está calificado para el Nivel 9 y ha pagado el 3%.

**INACTIVO** — Inactivo. Mediante la Compresión Activa, este Nivel no se califica y se pasa al Nivel 9.

**MC1** — 8 — El MC1 activo solo tiene derecho a ganar hasta el Nivel 5. Como se trata del Nivel 8, no son elegibles y no se paga el Nivel 8.

**EC4** — 7 — El EC4 activo se paga en el Nivel 7 al 4%.

**EC3** — 6 — El nuevo Nivel 6 es un EC3 Activo calificado para ganar en 9 Niveles. Se les paga el Nivel 6 al 5%.

**INACTIVO** — Inactivo. Mediante la Compresión Activa, este Nivel no se califica y se pasa al Nivel 6.

**MC3** — 5 — MC3 activo calificado para ganar en 9 Niveles y pagado en el Nivel 5 al 6%.

**SC3** — 4 TÚ — Como el Consultor que está debajo de ti está inactivo, te conviertes en Nivel 4 mediante la Compresión Activa. Como SC3 Activo, estás calificado para ganar en el Nivel 4 y se te paga el 3%.

**INACTIVO** — Inactivo. Mediante la Compresión Activa, este Nivel no se califica y se pasa al nivel 4.

**C3** — 3 — El C3 activo solo está calificado para ganar en 2 Niveles. Se trata del Nivel 3, por lo que no son elegibles y el Nivel 3 no se paga.

**C1** — 2 — C1 activo calificado para ganar en el Nivel 1. Se trata del Nivel 2, por lo que no son elegibles y el Nivel 2 no se paga.

**MC1** — 1 — MC1 activo calificado para ganar hasta 5 Niveles. Son de Nivel 1, por lo que se les paga el 10%.

**EMPIEZA AQUÍ** → PEDIDO

### CLAVE

- Calificado (Pagado)
- No Calificado (No Pagado)
- Inactivo (Rolls Up)

17

C O N S U LT O R LÍ D ER 2 C O N S U LT O R LÍ D ER 3 C O N S U LT O R EJ EC U TI V O 1 C O N S U LT O R EJ EC U TI V O 2 C O N S U LT O R EJ EC U TI V O 3 C O N S U LT O R EJ EC U TI V O 4 C O N S U LT O R P R ES ID EN C IA L 1 GENERACIÓN 1 7% 12% 15% 20% 20% 20% 20% GENERACIÓN 2 10% 12% 15% 20% 20% 20% GENERACIÓN 3 10% 12% 15% 20% 20% GENERACIÓN 4 10% 12% 15% 20% GENERACIÓN 5 10% 12% 15% GENERACIÓN 6 10% 12% GENERACIÓN 7 12% LÍMITE POR IGUALACIÓN $1,000 $2,500 $5,000 $7,500 $10,000 $15,000 $15,000 Cuando se te paga como Consultor Líder 2 o superior en el mes, puedes recibir un Bono de Igualación (de Liderazgo) en Generaciones calificadas. El Bono de Igualación (de Liderazgo) se paga sobre tus Comisiones calificadas de Nivel de las Generaciones. CÓMO FUNCIONAN LAS GENERACIONES Tu Generación 1 es el primer Consultor de cualquier Pierna de tu equipo con un Rango pagado de Consultor Líder 1 o superior. Una Generación 2 es el siguiente Consultor de esa Pierna con un Rango Pagado de Consultor Líder 1 o superior, y así sucesivamente. EL BONO DE IGUALACIÓN (DE LIDERAZGO) SE CALCULA MENSUALMENTE EL BONO DE IGUALACIÓN (DE LIDERAZGO) PUEDE PAGAR HASTA UN MÁXIMO DEL 9% DEL CV GLOBAL MENSUAL. • El Límite por igualación en USD se multiplica por el índice PEG teórico de MX. • Por ejemplo, el Límite por igualación para un Consultor Líder 2 sería de 1,000 USD X 20 (índice teórico MX PEG) = MX$20,000. Bono de Igualación (de Liderazgo) Cuando alcanzas el nivel de Líder, has demostrado que realmente sabes lo que hace falta para triunfar y que tienes las habilidades necesarias para ayudar a orientar y motivar a los demás. Sigue cultivando a tus futuros líderes y ayudándoles a crecer, y podrás ganar importantes bonos por formar un equipo tan fuerte. A título meramente ilustrativo, si el índice PEG teórico para México en el momento en que se calculó este bono fuera de 20, el Límite por igualación en moneda local se calcularía así: 18 Liderar.

TÚ CONSULTOR LÍDER 3 10% 12% CONSULTOR EJECUTIVO 2 12% CONSULTOR LÍDER 1 12% CONSULTOR LÍDER 3 CONSULTOR LÍDER 3 EN LA PRÁCTICA En este ejemplo, como Consultor Líder 3, ganas un 12% del Bono de Igualación (de Liderazgo) en tus Consultores de la Generación 1 y un 10% del Bono de Igualación (de Liderazgo) en tus Consultores de la Generación 2. Las Generaciones Calificadas se basan en Pagado como Rango Puedes tener varios Consultores de Generación 1 dentro de una Pierna. El Bono de Igualación (de Liderazgo) se paga además de otros bonos y comisiones que ya puedas estar ganando. GENERACIÓN 1 GENERACIÓN 1 GENERACIÓN 2 GENERACIÓN 1 19

# Liderar.

## Fondo de Bonos de Liderazgo

Cuando cobras como Consultor Ejecutivo 1 o superior, ganas acciones de nuestro Fondo de Bonos de Liderazgo mensual. Este grupo se compone del 4% del CV mensual global. Recibes acciones según tu Pagado como Rango.

El importe total del grupo se divide a partes iguales por el número total de acciones mensuales que ganan los Consultores.

| | ACCIONES |
|---|---|
| CONSULTOR EJECUTIVO 1 | 1 |
| CONSULTOR EJECUTIVO 2 | 3 |
| CONSULTOR EJECUTIVO 3 | 5 |
| CONSULTOR EJECUTIVO 4 | 10 |
| CONSULTOR PRESIDENCIAL | 20 |

FONDO DE BONOS DE LIDERAZGO SE CALCULA MENSUALMENTE



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Notificaciones 1. LifeVantage de México S. de R.L. de C.V. es una empresa de Ventas Directas/Marketing de Red con un plan de compensación de Marketing Multinivel que proporciona flexibilidad y oportunidad para que las personas obtengan ingresos extra basados en la venta de productos a Clientes. 2. El objetivo del Plan de Compensación de LifeVantage es pagar bonos y comisiones a los Consultores de LifeVantage en función de sus ventas de productos y de las ventas de productos de los Consultores de LifeVantage de su equipo personal de marketing a Clientes usuarios finales. 3. Los productos LifeVantage no se venden en tiendas al por menor y solo los Consultores con licencia En Regla están autorizados a vender productos LifeVantage, ya sea directamente de sus propias existencias o indirectamente a través del carrito de la compra en línea de la empresa en www.lifevantage.com. 4. El Acuerdo de Consultor está formado por el Plan de Compensación LifeVantage, la Solicitud y Acuerdo de Consultor LifeVantage, las Políticas y Procedimientos de LifeVantage, el Acuerdo de Oficina Virtual LifeVantage (Acuerdo de Back Office) y la Política de Privacidad y Acuerdo de Uso de la Página Web de LifeVantage. El Acuerdo de Consultor regula la relación contractual y las obligaciones de cada Consultor de LifeVantage con LifeVantage. 5. Un Consultor LifeVantage no puede comprar personalmente para sí mismo ni animar a los Clientes u otros Consultores a comprar más inventario del que cada uno pueda consumir personalmente y/o vender a sus Clientes personales cada mes. Además, cada Consultor LifeVantage acepta personalmente que no podrá realizar un nuevo pedido en un mes determinado a menos que el 70% de todos los pedidos de los meses anteriores se hayan vendido o consumido mediante uso personal/familiar. 6. Los ingresos por ventas de los Consultores divulgados son ingresos brutos potenciales y no netos de otros gastos comerciales, y no necesariamente representativos de los ingresos reales, si los hubiera, que un Consultor puede ganar o ganará a través del Plan de Compensación LifeVantage. Los ingresos de un Consultor dependerán de la diligencia individual, del esfuerzo en el trabajo y de las condiciones del mercado. LifeVantage no garantiza ningún ingreso ni éxito en el Rango. 7. Para el Bono de igualación (de Liderazgo), si después de aplicar los límites individuales por coincidencia el pago mensual del Bono de igualación (de Liderazgo) supera el 9% del CV global mensual, entonces todas las ganancias mensuales del Bono de igualación (de Liderazgo) se ajustarán a la baja en un porcentaje igual para garantizar que el Bono de igualación (de Liderazgo) mensual no supere el 9% del CV global mensual. 21

Notas 22

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